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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT - December 18, 2002
                        (Date of Earliest Event Reported)



                            AMERICAN HOUSEHOLD, INC.
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             (Exact name of registrant as specified in its charter)

                          Commission File No. 1-000052

           Delaware                                       25-1638266
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   (State of Incorporation)                            (I.R.S. Employer
                                                       Identification No.)



    2381 Executive Center Drive, Boca Raton, FL              33431
    -------------------------------------------              -----
    (Address of principal executive offices)               Zip Code




       Registrant's telephone number, including area code: (561) 912-4100

                               Sunbeam Corporation
                               -------------------
         (Former name or former address, if changed since last report.)


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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

           While American Household, Inc. (f/k/a/ Sunbeam Corporation) (the "Company") does not make any representations in this regard, the transactions described in Item 9 below may be deemed to constitute a change in control of the Company.


ITEM 9.  REGULATION FD DISCLOSURE.

           As previously disclosed, on February 6, 2001, the Company and its domestic subsidiaries (the "Subsidiary Debtors" and together with the Company, the "Debtors") filed voluntary petitions under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Court"). The Subsidiary Debtors' cases are being jointly administered separately from the case for the Company. On November 25, 2002 by order dated November 27, 2002, the Court confirmed the Company's Third Amended Plan of Reorganization (the "Company's Plan") and the Subsidiary Debtors' Third Amended Plan of Reorganization (the "Subsidiary Debtors' Plan" and together with the Company's Plan, the "Plans"). On December 18, 2002, the Debtors consummated the Plans and emerged from bankruptcy. The information set forth in the press release issued by the Company, announcing that the Debtors have emerged from bankruptcy, attached hereto as Exhibit 99.1, is incorporated herein by reference.

           Pursuant to the Company's Plan, the claims of the Secured Lenders (as defined in the Company's Plan) under the Pre-Petition Credit Facility (as defined in the Company's Plan) have been converted into (i) $100.0 million face value pay-in-kind secured debt of the Company having an interest rate of 7.5% (the "New Secured Debt") and (ii) 98.5% of the outstanding common stock of the Company, subject to dilution by options to be issued to employees, investment in common stock by the Chief Executive Officer and a restricted stock grant to the Chief Executive Officer. In addition, pursuant to the Company's Plan, among other things, (i) holders of the Debentures (as defined in the Company's Plan) received their pro rata share of 1.5% of the outstanding common stock of the Company, subject to dilution by options to be issued to employees, investment in common stock by the Chief Executive Officer and a restricted stock grant to the Chief Executive Officer, (ii) certain other unsecured creditors of the Company, including claimants against the Company in the various litigations for securities fraud and other litigation arising out of the events leading to the restatement of the Company's financial statements and earnings projections made by prior management, will participate in an aggregate amount of $1.0 million and (iii) the equity holders of the Company received no distribution. The Company's Plan is attached hereto as Exhibit 99.2 and incorporated herein by reference.

           Pursuant to the Subsidiary Debtors' Plan, among other things, (i) the Subsidiary Debtors became guarantors of the New Secured Debt issued pursuant to the Company's Plan and pledged their assets to secure such debt, (ii) all other secured creditors of the Subsidiary Debtors, if any, were rendered unimpaired,
(iii) all general unsecured creditors of the Subsidiary Debtors (other than inter-company claims) were rendered unimpaired and (iv) all equity interests in


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the Subsidiary Debtors, which are held by the Company or other Subsidiary
Debtors, were rendered unimpaired and for certain Subsidiary Debtors became subject to employee stock options to be issued by such Subsidiary Debtors. The Subsidiary Debtors' Plan is attached hereto as Exhibit 99.3 and incorporated herein by reference.

           Certain statements in this report may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company assumes no obligations to update or revise any such forward-looking statements. Such statements could be subject to risks and uncertainty that exist in the operations of the Company and the business environment that could render actual outcomes and results materially different from those predicted. These risks and uncertainties include, without limitation and in no particular order, the following factors as well as risks and uncertainties disclosed in the Company's filings with the Securities and Exchange Commission:

1. the possibility of a slowdown in economic growth or retail sales of the United States and/or other countries or a recession in the United States or other countries resulting in a decrease in consumer demands for the Company's products;

2. exposure to economic and legal uncertainty in foreign countries, including the possibility of changes in foreign laws and regulations, currency fluctuations, governmental instability and adverse changes in monetary and/or tax policies;

3. the Company's ability to successfully introduce new products and to provide on-time delivery and a satisfactory level of customer service;

4. actions by competitors in existing and/or future lines of businesses including business combinations, new product offerings and promotional activities;

5. the concentrated nature of the Company's customer base and the trend by retailers of increasing the scope of private label or retailer-specific brands, particularly in appliances;

6. ability of the Company to obtain raw materials and components and the ability of the Company to contain raw material and component costs;

7. the Company's dependence upon third-party suppliers, vendors and service providers;

8. the ability of the Company to manufacture, source and deliver high quality products in a timely manner and the possibility that higher than anticipated rates of warranty returns or other returns of goods could occur.

9. weather conditions, including the absence of severe storms such as hurricanes, which can have an unfavorable impact upon sales of Powermate generators and certain of the Company's other products;

10. product liability and related lawsuits involving claims for substantial money damages and product recall actions;

11. the Company's reliance on the performance of its senior management team and the ability of the Company to find qualified replacements in the event the services provided by senior management were no longer available;

12. the adverse publicity or news coverage relating to the Company and its Chapter 11 case;


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13.        inability to maintain sufficient liquidity to finance the Company's operations and to meet customary covenants under the Company's working capital facility and financing programs following consummation of the Company's Plan;

14. inability of the Company to maintain or replace foreign working capital lines of credit; and 15. inability of the Company to implement its business plan.


NOTE TO INVESTORS REGARDING PRIOR PROJECTIONS:
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           Investors and prospective investors in the Company's securities are cautioned that the financial projections for the Company contained in the Company's Second Amended Disclosure Statement distributed to claim holders in connection with the confirmation of the Company's Plan and the Subsidiary Debtors' Plan should not be relied upon as a basis for an investment decision with respect to the Company's securities or for any comparable purpose. While those projections represented the reasonable expectation of the Company and its management at the time the projections were prepared, such projections were forward-looking in nature and were necessarily prepared on the basis of material assumptions regarding future events. As such, these projections should no longer be relied upon by investors or prospective investors in the Company's securities. Given that, as a result of the effectiveness of the Company's Plan and the Subsidiary Debtors' Plan, the Company will no longer be subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, the Company will no longer publicly disseminate information regarding its financial condition or results of operations. In the absence of such current information from the Company, investors and prospective investors in the Company's securities should not assume that the financial projections referenced above accurately reflect the financial condition or results of operations of the Company for any future period or as of any future date.



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                                   SIGNATURES

           Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 18, 2002
                                      AMERICAN HOUSEHOLD, INC.


                                      By: /s/ Steven R. Isko
                                          -------------------------------------
                                          Name:  Steven R. Isko
                                          Title:  Executive Vice President









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                                  EXHIBIT INDEX

 Exhibit No.       Description
 -----------       -----------

     99.1          Press release of American Household, Inc. dated
                   December 18, 2002.

     99.2          Company's Third Amended Plan of Reorganization

     99.3          Subsidiary Debtors' Third Amended Plan of Reorganization










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